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                                                               EXHIBIT 23.1
                             [ARTHUR ANDERSEN LLP LOGO]








                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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To Univision Communications Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 6, 1998 included in Univision Communications Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.


/s/ ARTHUR ANDERSEN LLP
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Roseland, New Jersey
July 27, 1998